UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive, Suite 220 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(984) 884-6030
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders (the “Annual Meeting”) of Opus Genetics, Inc. (the “Company”), held on April 20, 2026, the Company’s stockholders (i) elected nine directors to the board of directors of the Company, each to serve a one-year term until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (the “Board Election Proposal”), (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”), (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-On-Pay Proposal”), and (iv) approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 125 million shares to 250 million shares (the “Stock Increase Proposal”).

The results of the voting at the Annual Meeting are shown below:

Proposal 1 – Board Election Proposal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sean Ainsworth	35,063,423	169,848	12,043,097
Dr. Jean Bennett	35,005,873	227,398	12,043,097
Susan K. Benton	35,018,757	214,514	12,043,097
Cam Gallagher	35,020,569	212,702	12,043,097
Dr. Adrienne Graves	35,025,204	208,067	12,043,097
Dr. George Magrath	35,054,118	179,153	12,043,097
Dr. James S. Manuso	33,885,159	1,348,112	12,043,097
Richard Rodgers	35,049,948	183,323	12,043,097
Dr. Benjamin R. Yerxa	35,051,244	182,027	12,043,097

Proposal 2 – Auditor Ratification Proposal:

Votes For	Votes Against	Abstentions
46,844,680	315,324	116,364

Proposal 3 – Say-On-Pay Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,862,743	259,749	110,779	12,043,097

Proposal 4 – Stock Increase Proposal:

Votes For	Votes Against	Abstentions
45,360,642	1,486,247	429,479

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.
Date: April 22, 2026	By:	/s/ Dr. George Magrath
Dr. George Magrath
Chief Executive Officer